Exhibit 4.22
EXECUTION VERSION

KB HOME,
Company,

THE EXISTING GUARANTORS PARTY HERETO,
Guarantors,

KB HOME PHOENIX INC.,
KB HOME TUCSON INC.,
KB HOME SOUTH BAY INC.,
KB HOME DELMARVA LLC,
KB HOME FLORIDA LLC,
KB HOME FORT MYERS LLC,
KB HOME MARYLAND LLC,
KB HOME ORLANDO LLC,
KB HOME TAMPA LLC,
KB HOME TREASURE COAST LLC,
KB HOME VIRGINIA INC.,
KBSA, INC.
Additional Guarantors,

and
U.S. BANK NATIONAL ASSOCIATION,
Trustee
_______________

EIGHTH SUPPLEMENTAL INDENTURE

_______________
Dated as of March 12, 2013

THIS EIGHTH SUPPLEMENTAL INDENTURE (this “Eighth Supplemental Indenture”) is dated as of March 12, 2013 and is executed by and between KB Home, a Delaware corporation (the “Company”), the Existing Guarantors (as defined below), KB HOME Phoenix Inc. and KB HOME Tucson Inc., each an Arizona corporation (collectively, the “Arizona Guarantors”), KB HOME South Bay Inc., a California corporation (the “California Guarantor”), KB HOME DelMarVa LLC, KB HOME Florida LLC, KB HOME Fort Myers LLC, KB HOME Maryland LLC, KB HOME Orlando LLC, KB HOME Tampa LLC, and KB HOME Treasure Coast, each a Delaware limited liability company, and KB HOME Virginia Inc., a Delaware corporation (collectively, the “Delaware Guarantors”), and KBSA, Inc., a Texas corporation (the “Texas Guarantor,” and together with the Arizona Guarantors, the California Guarantor and the Delaware Guarantors, the “Additional Guarantors”), and U.S. Bank National Association, a national banking association duly organized and existing under the laws of the United States of America (successor in interest to SunTrust Bank), as Trustee (the “Trustee”).

RECITALS:

WHEREAS, the Company, the guarantors party thereto and the Trustee have heretofore executed and delivered an Indenture dated as of January 28, 2004 (the “Original Indenture”), providing for the issuance by the Company from time to time of its Securities (as defined in the Original Indenture), a First Supplemental Indenture dated as of January 28, 2004 (the “First Supplemental Indenture”), a Second Supplemental Indenture dated as of June 30, 2004 (the “Second Supplemental Indenture”), a Third Supplemental Indenture dated as of May 1, 2006 (the “Third Supplemental Indenture”), a Fourth Supplemental Indenture dated as of November 9, 2006 (the “Fourth Supplemental Indenture”), a Fifth Supplemental Indenture dated as of August 17, 2007 (the “Fifth Supplemental Indenture”), a Sixth Supplemental Indenture dated as of January 30, 2012 (the “Sixth Supplemental Indenture”) and a Seventh Supplemental Indenture dated as of January 11, 2013 (“the Seventh Supplemental Indenture”); the Original Indenture, as amended and supplemented by the First Supplemental Indenture, the Second Supplemental Indenture, the Third Supplemental Indenture, the Fourth Supplemental Indenture, the Fifth Supplemental Indenture, the Sixth Supplemental Indenture, the Seventh Supplemental Indenture and this Eighth Supplemental Indenture, is hereinafter called the “Indenture”, which term shall include the terms and provisions of each series of Securities established from time to time pursuant to Section 301 of the Original Indenture;

WHEREAS, pursuant to Articles Two and Three of the Original Indenture, the Company has established (i) by the First Supplemental Indenture, the form and terms of a series of the Company’s Securities designated the “5-3/4% Senior Notes due 2014” (the “2014 Notes”), (ii) by an Officers’ Certificate and Guarantor’s Officers’ Certificate, dated as of December 15, 2004, the form and terms of a series of the Company’s Securities designated the “5-7/8% Senior Notes due 2015” (the “2015 Notes”), (iii) by Officers’ Certificates and Guarantor’s Officers’ Certificates, dated as of June 2, 2005 and June 27, 2005, the form and terms of a series of the Company’s Securities designated the “6-1/4% Senior Notes due 2015” (the “Second 2015 Notes”), (iv) by an Officers’ Certificate and Guarantor’s Officers’ Certificate, dated as of April 3, 2006, the form and terms of a series of the Company’s Securities designated the “7-1/4% Senior Notes due 2018” (the “2018 Notes”), (v) by an Officers’ Certificate and Guarantor’s Officers’ Certificate, dated as of July 30, 2009, the form and terms of a series of the Company’s Securities designated the “9.100% Senior Notes due 2017” (the “2017 Notes”), (vi) by an Officers’ Certificate and Guarantor’s Officers’ Certificate, dated as of February 7, 2012, the form and terms of a series of the Company’s Securities designated the “8.00% Senior Notes due 2020” (the “2020 Notes”), (vii) by an Officers’ Certificate and Guarantor’s Officers’ Certificate, dated as of July 31, 2012, the form and terms of a series of the Company’s Securities designated the “7.5% Senior Notes due 2022” (the “2022 Notes”), and (viii) by an Officers’ Certificate and Guarantor’s Officers’ Certificate, dated as of January 29, 2013, the form and terms of a series of the Company’s Securities designated the “1.375% Convertible Senior Notes due 2019” (the “2019 Convertible Notes”; and together with the 2014 Notes, the 2015 Notes, the Second 2015 Notes, the 2018 Notes, the 2017 Notes, the 2020 Notes and the 2022 Notes, the “Senior Notes”) (the Officers’ Certificates and Guarantor’s Officers’ Certificates referred to in clauses (ii), (iii), (iv), (v), (vi), (vii) and (viii) of this paragraph are hereinafter called, together, the “Existing Certificates”);

WHEREAS, concurrently with the execution and delivery of this Eighth Supplemental Indenture, the Additional Guarantors are guaranteeing the obligations of the Company under that certain Revolving Loan

Agreement, dated as of the date hereof, between the Company, the banks party thereto and Citibank, N.A. as Administrative Agent;

WHEREAS, the Company, the Existing Guarantors and the Additional Guarantors wish to amend and supplement the Indenture to provide for each of the Additional Guarantors to become a Guarantor under the Indenture and to guarantee the obligations of the Company under the Indenture and the Securities (including, without limitation, the Senior Notes) issued thereunder from time to time and any Coupons appertaining thereto, and otherwise to modify the Indenture on the terms set forth in this Eighth Supplemental Indenture; and

WHEREAS, the Company has instructed the Trustee to execute and deliver this Eighth Supplemental Indenture pursuant to the terms of the Original Indenture, and all requirements necessary to make this Eighth Supplemental Indenture a valid instrument in accordance with its terms have been performed and the execution and delivery of this Eighth Supplemental Indenture have been duly authorized in all respects by the Company, each of the Existing Guarantors and the Additional Guarantors.

NOW, THEREFORE, for and in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company, the Existing Guarantors, the Additional Guarantors and the Trustee mutually covenant and agree for the equal and proportionate benefit of the Holders (as defined in the Original Indenture) of the Securities or any series thereof and any Coupons, as follows:

SECTION 1.     Definitions.

(a)    Terms used herein and not defined herein have the meanings ascribed to such terms in the Original Indenture.

(b)    As used in this Eighth Supplemental Indenture, the terms “2014 Notes,” “2015 Notes,” “Second 2015 Notes,” “2018 Notes,” “2017 Notes,” “2020 Notes,” “2022 Notes,” “2019 Convertible Notes,” “Additional Guarantors,” “Existing Certificates,” “Original Indenture,” “First Supplemental Indenture,” “Second Supplemental Indenture,” “Third Supplemental Indenture,” “Fourth Supplemental Indenture,” “Fifth Supplemental Indenture,” “Sixth Supplemental Indenture,” “Seventh Supplemental Indenture,” “Eighth Supplemental Indenture,” “Senior Notes,” and “Trustee” have the meanings specified in the recitals hereto and in the paragraph preceding such recitals; and the term “Existing Guarantors” means KB HOME Coastal Inc., KB HOME Greater Los Angeles Inc. and KB HOME Sacramento Inc., each a California corporation, and KB HOME Nevada Inc., KB HOME Las Vegas Inc. and KB HOME Reno Inc., each a Nevada corporation, and KB HOME Lone Star Inc., a Texas corporation.

SECTION 2.    Guarantee. The parties hereto covenant and agree that, from and after the date of this Eighth Supplemental Indenture:

(a)    each of the Additional Guarantors shall be a Guarantor under the Original Indenture, the First Supplemental Indenture, the Second Supplemental Indenture, the Third Supplemental Indenture, the Fourth Supplemental Indenture, the Fifth Supplemental Indenture, the Sixth Supplemental Indenture and the Seventh Supplemental Indenture as if such Additional Guarantor were an original signatory to each such document and an original Guarantor named therein;

(b)    without limitation of the other provisions of this Section 2, each of the Additional Guarantors shall be a Guarantor under the Indenture with respect to all of the Securities issued and outstanding thereunder from time to time (including, without limitation, the Senior Notes) and any Coupons appertaining thereto on and subject to the terms and provisions of the Indenture (including, without limitation, the terms and provisions of the Existing Certificates);

(c)    without limitation of the other provisions of this Section 2, each Additional Guarantor agrees that each of the Original Indenture, the First Supplemental Indenture, the Second Supplemental Indenture, the Third Supplemental Indenture, the Fourth Supplemental Indenture, the Fifth Supplemental Indenture, the Sixth

Supplemental Indenture and the Seventh Supplemental Indenture constitutes a valid and binding obligation of such Additional Guarantor, enforceable against such Additional Guarantor in accordance with its terms; and

(d)    without limitation of the other provisions of this Section 2, each Additional Guarantor agrees to perform and to comply with all of the covenants and agreements of a Guarantor in the Original Indenture, the First Supplemental Indenture, the Second Supplemental Indenture, the Third Supplemental Indenture, the Fourth Supplemental Indenture, the Fifth Supplemental Indenture, the Sixth Supplemental Indenture, the Seventh Supplemental Indenture and each of the Existing Certificates, in each case as if such Additional Guarantor were an original signatory thereto and an original Guarantor named therein.

(e)    without limitation of the other provisions of this Section 2, the Existing Guarantors hereby affirm their Guarantees and obligations under the Indenture.

SECTION 3. Governing Law; Eighth Supplemental Indenture. This Eighth Supplemental Indenture shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made or instruments entered into and, in each case, performed in said State. The terms and conditions of this Eighth Supplemental Indenture shall be, and be deemed to be, part of the terms and conditions of the Indenture for any and all purposes. Other than as amended and supplemented by this Eighth Supplemental Indenture, the Original Indenture, as amended and supplemented by the First Supplemental Indenture, the Second Supplemental Indenture, the Third Supplemental Indenture, the Fourth Supplemental Indenture, the Fifth Supplemental Indenture, the Sixth Supplemental Indenture and the Seventh Supplemental Indenture, is in all respects ratified and confirmed.

SECTION 4. Acceptance by Trustee. Subject to Section 7 hereof, the Trustee hereby accepts this Eighth Supplemental Indenture and agrees to perform the same upon the terms and conditions set forth in the Indenture.

SECTION 5. Counterparts. This Eighth Supplemental Indenture may be executed in two or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one instrument.

SECTION 6. Headings. The headings of this Eighth Supplemental Indenture are for reference only and shall not limit or otherwise affect the meaning hereof.

SECTION 7. Trustee Not Responsible for Recitals. The recitals herein contained are made by the Company, the Existing Guarantors and the Additional Guarantors and not by the Trustee, and the Trustee assumes no responsibility for the correctness thereof. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Eighth Supplemental Indenture, except as to its validity with respect to the Trustee.

SECTION 8. Separability. In case any one or more of the provisions contained in this Eighth Supplemental Indenture shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions hereof shall not, to the fullest extent permitted by law, in any way be affected or impaired thereby.

[Signature Page Follows.]

IN WITNESS WHEREOF, the parties hereto have caused this Eighth
Supplemental Indenture to be duly executed, and their respective seals to be hereunto affixed, all as of the day and year first above written.

“Company”:    KB HOME
By: /S/ Jeff J. Kaminski
Name: Jeff J. Kaminski
Title: Executive Vice President and
Chief Financial Officer
[SEAL]
Attest:
/S/ William A. (Tony) Richelieu
Name: William A. (Tony) Richelieu
Title: Corporate Secretary
“Existing Guarantors”:    KB HOME COASTAL INC., a California
corporation
By: /S/ Thad Johnson
Name: Thad Johnson
Title: Vice President and Treasurer
[SEAL]
Attest:
/S/ William A. (Tony) Richelieu
Name: William A. (Tony) Richelieu
Title: Secretary

[Signature Page - Eighth Supplemental Indenture]

KB HOME GREATER LOS ANGELES INC., a
California corporation

By: /S/ Thad Johnson
Name: Thad Johnson
Title: Vice President and Treasurer
[SEAL]
Attest:
/S/ William A. (Tony) Richelieu
Name: William A. (Tony) Richelieu
Title: Secretary

KB HOME SACRAMENTO INC., a
California corporation

By: /S/ Thad Johnson
Name: Thad Johnson
Title: Vice President and Treasurer
[SEAL]
Attest:
/S/ William A. (Tony) Richelieu
Name: William A. (Tony) Richelieu
Title: Secretary

[Signature Page - Eighth Supplemental Indenture]

KB HOME RENO INC., a Nevada corporation

By: /S/ Thad Johnson
Name: Thad Johnson
Title: Vice President and Treasurer
[SEAL]
Attest:
/S/ William A. (Tony) Richelieu
Name: William A. (Tony) Richelieu
Title: Secretary

KB HOME LAS VEGAS INC., a Nevada
corporation

By: /S/ Thad Johnson
Name: Thad Johnson
Title: Vice President and Treasurer
[SEAL]
Attest:
/S/ William A. (Tony) Richelieu
Name: William A. (Tony) Richelieu
Title: Secretary

[Signature Page - Eighth Supplemental Indenture]

KB HOME NEVADA INC., a Nevada
corporation

By: /S/ Thad Johnson
Name: Thad Johnson
Title: Vice President and Treasurer
[SEAL]
Attest:
/S/ William A. (Tony) Richelieu
Name: William A. (Tony) Richelieu
Title: Secretary

KB HOME LONE STAR INC., a Texas
corporation
By: /S/ Thad Johnson
Name: Thad Johnson
Title: Vice President and Treasurer
[SEAL]
Attest:
/S/ William A. (Tony) Richelieu
Name: William A. (Tony) Richelieu
Title: Secretary

[Signature Page - Eighth Supplemental Indenture]

“Additional Guarantors”:	KB HOME PHOENIX INC., an Arizona corporation
By: /S/ Thad Johnson
Name: Thad Johnson
Title: Vice President and Treasurer
[SEAL]
Attest:
/S/ William A. (Tony) Richelieu
Name: William A. (Tony) Richelieu
Title: Secretary

KB HOME TUCSON INC., an Arizona        corporation
By: /S/ Thad Johnson
Name: Thad Johnson
Title: Vice President and Treasurer
[SEAL]
Attest:
/S/ William A. (Tony) Richelieu
Name: William A. (Tony) Richelieu
Title: Secretary

[Signature Page - Eighth Supplemental Indenture]

KB HOME SOUTH BAY INC., a California
corporation
By: /S/ Thad Johnson
Name: Thad Johnson
Title: Vice President and Treasurer
[SEAL]
Attest:
/S/ William A. (Tony) Richelieu
Name: William A. (Tony) Richelieu
Title: Secretary

KB HOME VIRGINIA INC., a Delaware        corporation
By: /S/ Thad Johnson
Name: Thad Johnson
Title: Vice President and Treasurer
[SEAL]
Attest:
/S/ William A. (Tony) Richelieu
Name: William A. (Tony) Richelieu
Title: Secretary

[Signature Page - Eighth Supplemental Indenture]

KBSA, INC., a Texas corporation
By: /S/ Thad Johnson
Name: Thad Johnson
Title: Vice President and Treasurer
[SEAL]
Attest:
/S/ William A. (Tony) Richelieu
Name: William A. (Tony) Richelieu
Title: Secretary

KB HOME DELMARVA LLC, a Delaware
limited liability company
By: /S/ William R. Hollinger
Name: William R. Hollinger
Title: Vice President, Chief Financial Officer
and Assistant Secretary
[SEAL]
Attest:
/S/ William A. (Tony) Richelieu
Name: William A. (Tony) Richelieu
Title: Secretary

[Signature Page - Eighth Supplemental Indenture]

KB HOME FLORIDA LLC, a Delaware
limited liability company
By: /S/ William R. Hollinger
Name: William R. Hollinger
Title: Vice President and Assistant Secretary
[SEAL]
Attest:
/S/ William A. (Tony) Richelieu
Name: William A. (Tony) Richelieu
Title: Secretary
KB HOME FORT MYERS LLC, a
Delaware limited liability company

By: KB HOME FLORIDA LLC, a Delaware
limited liability company, its sole member
By: /S/ William R. Hollinger
Name: William R. Hollinger
Title: Vice President and Assistant Secretary
[SEAL]
Attest:
/S/ William A. (Tony) Richelieu
Name: William A. (Tony) Richelieu
Title: Secretary

[Signature Page - Eighth Supplemental Indenture]

KB HOME MARYLAND LLC, a Delaware
limited liability company

By: KB HOME DELMARVA LLC, a
Delaware limited liability company, its sole
member
By: /S/ William R. Hollinger
Name: William R. Hollinger
Title: Vice President, Chief Financial Officer
and Assistant Secretary
[SEAL]
Attest:
/S/ William A. (Tony) Richelieu
Name: William A. (Tony) Richelieu
Title: Secretary

KB HOME ORLANDO LLC, a Delaware
limited liability company

By: KB HOME FLORIDA LLC, a Delaware
limited liability company, its sole member
By: /S/ William R. Hollinger
Name: William R. Hollinger
Title: Vice President and Assistant Secretary
[SEAL]
Attest:
/S/ William A. (Tony) Richelieu
Name: William A. (Tony) Richelieu
Title: Secretary

[Signature Page - Eighth Supplemental Indenture]

KB HOME TAMPA LLC, a Delaware
limited liability company

By: KB HOME FLORIDA LLC, a Delaware
    limited liability company, its sole member
By: /S/ William R. Hollinger
Name: William R. Hollinger
Title: Vice President and Assistant Secretary
[SEAL]
Attest:
/S/ William A. (Tony) Richelieu
Name: William A. (Tony) Richelieu
Title: Secretary

KB HOME TREASURE COAST LLC, a
Delaware limited liability company

By: KB HOME FLORIDA LLC, a Delaware
limited liability company, its sole member
By: /S/ William R. Hollinger
Name: William R. Hollinger
Title: Vice President and Assistant Secretary
[SEAL]
Attest:
/S/ William A. (Tony) Richelieu
Name: William A. (Tony) Richelieu
Title: Secretary

[Signature Page - Eighth Supplemental Indenture]

“Trustee”:        U.S. BANK NATIONAL ASSOCIATION,
as Trustee

By: /S/ Muriel Shaw
    Name: Muriel Shaw
Title: Assistant Vice President

Attest:
/S/ William B. Echols
Name: William B. Echols
Title: Vice President

[Signature Page - Eighth Supplemental Indenture]